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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 9, 1999


                            Repligen Corporation
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           (Exact name of Registrant as specified in its charter)

                  117 Fourth Avenue, Needham, Massachusetts
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                  (Address of principal executive offices)

                                    02494
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                                 (Zip Code)

                               (781) 453-9560
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             Registrant's telephone number, including area code

                         No change since last report
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           (Former name or address, if changed since last report)

          DELAWARE                        000-14656           04-2729386
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(State or other jurisdiction of       (Commission file     (I.R.S. Employer
 incorporation or organization)            number)        Identification No.)
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Item 2.  Acquisition or Disposition of Assets.
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     On March 9, 1999, Repligen Corporation, Inc. (the "Company") acquired all rights to certain patent applications relating to the use of secretin in the prevention or treatment of autism. The rights were acquired from the joint owners, Victoria A. Beck, a United States resident ("Beck"), and Autism Research Institute, a not-for-profit organization incorporated in the State of California ("ARI") pursuant to a Patent Purchase Agreement by and among the Company, Beck and ARI, dated as of March 9, 1999 (the "Purchase Agreement").

     At the closing, the Company paid $150,000 in cash, and issued a warrant exercisable for up to 350,000 shares of common stock of the Company with an exercise price of $1.59 per share, and issued 262,500 shares of common stock of the Company. In addition, the Company has agreed to make certain milestone payments to Beck and ARI (a) upon the Company's filing of a new drug application with the United States Food and Drug Administration ("FDA") for a clinical indication covered by the intellectual property rights transferred by the Purchase Agreement and (b) upon the approval by the FDA of a product covered by the intellectual property rights transferred to the Company pursuant to the Purchase Agreement. Finally, the Company has also agreed to pay certain royalty payments to Beck and ARI in the event the Company is able to derive sales and/or license revenues from the intellectual property rights acquired from Beck and ARI pursuant to the Purchase Agreement. The source of the funds used in this acquisition was the Company's working capital. The purchase price and terms for the transaction were determined in arm's length negotiations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a) Financial Statements of Business Acquired:  None required.

     (b) Pro Forma Financial Information:  None required.

     (c) Exhibits:
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Exhibit No.     Description
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2.1             Patent Purchase Agreement by and among Repligen Corporation,
                Victoria A. Beck and Autism Research Institute, dated as of March 9, 1999 (with certain confidential information deleted).*

2.2 Common Stock Purchase Warrant issued by Repligen Corporation, dated as of March 9, 1999 (with certain confidential information deleted).

2.3 Collateral Assignment of Patents by and among Repligen Corporation, Victoria A. Beck and Autism Research Institute, dated as of March 9, 1999 ("Collateral Assignment").*

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*    The schedules and exhibits to the Purchase Agreement and the Collateral
Assignment are not being filed herewith. The Purchase Agreement and the Collateral Assignment filed herewith contain a list briefly identifying the contents of all schedules and exhibits to such documents. The Company undertakes to furnish supplementally a copy of any omitted schedule and exhibit (except for Schedule 3.09 of the Purchase Agreement which shall remain confidential) to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted schedules and exhibits.

Patent Purchase Agreement (Exhibit 2.1 hereto)
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Schedule 1.01      Patent Applications
Schedule 3.09      Confidential Disclosures
Exhibit A          Patent Applications
Exhibit B          Bill of Sale
Exhibit C          Common Stock Purchase Warrant
Exhibit D          Collateral Assignment

Collateral Assignment (Exhibit 2.3 hereto)
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Exhibit A          Patent Applications

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            REPLIGEN CORPORATION

                                            By: /s/ Walter Herlihy
                                               -----------------------------
                                            Name: Walter Herlihy
                                            Title: President and CEO

Date: March 24, 1999

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                                 EXHIBIT INDEX

Exhibit No.    Description
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2.1            Patent Purchase Agreement by and among Repligen Corporation,
               Victoria A. Beck and Autism Research Institute, dated as of
               March 9, 1999 (with certain confidential information deleted).

2.2 Common Stock Purchase Warrant issued by Repligen Corporation, dated as of March 9, 1999 (with certain confidential information deleted).

2.3 Collateral Assignment of Patents by and among Repligen Corporation, Victoria A. Beck and Autism Research Institute, dated as of March 9, 1999.

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